EXHIBIT B

ASSIGNMENT OF INTELLECTUAL PROPERTY

This Assignment of Intellectual Property ("**Assignment**") is entered into and made effective as of August 4, 2011 ("**Effective Date**"), by and between Composite Technology Corporation, a Nevada corporation ("**CTC**"), CTC Cable Corporation, a Nevada corporation ("**Cable**"), Stribog Inc., a Nevada corporation ("**Stribog**"), CTC Renewables Corporation, a Nevada corporation ("**Renewables**" and together with CTC, Cable and Stribog, "**Assignor**"), and CTC Acquisition Corp., a Delaware corporation ("**Assignee**").

RECITALS

This Agreement is made with reference to the following facts and objectives:

1. Assignor and Assignee entered into that certain Asset Purchase Agreement dated as of August 4, 2011 ("**Asset Purchase Agreement**"), pursuant to which Assignor agreed to sell to Assignee, and Assignee agreed to purchase from Assignor substantially all assets of the Seller as set forth in the Asset Purchase Agreement. The Asset Purchase Agreement includes the sale of certain Marks, Patents, Copyrights, Trade Secrets, Know-How, and IP Licenses as defined in the Asset Purchase Agreement (collectively, "Intellectual Property").

2. The Assignor is the owner of all of the Intellectual Property.

3. Assignor desires to assign and Assignee desires to assume all of Assignor's right, title and interest in and to the Intellectual Property.

AGREEMENT

In consideration of the foregoing recitals which are incorporated herein and are made a part of this Assignment, and in consideration of the mutual agreements, provisions and covenants herein contained, the parties hereby agree as follows:

1. Assignor hereby sells, assigns, conveys and transfers to Assignee all right, title and interest in, to and under the Intellectual Property together with (a) all associated common law rights, (b) the goodwill of the business symbolized thereby, and (c) all rights and privileges granted and secured thereby, including, without limitation, any resulting trademark registration or patents, the right to sue and recover for any future infringement of the Intellectual Property, as well as the right to seek any and all remedies available at law or in equity, (d) the right to create derivative works of the Intellectual Property and to retain full ownership of such derivatives, and (e) the right to file and prosecute applications for registration now pending or hereinafter initiated, to protect any rights in the Intellectual Property.

2. All said right, title and interest shall be held and enjoyed by Assignee, for its own use and benefit and for the use and benefit of its successors, assigns and other legal representatives, as fully and entirely as the same would have been held and enjoyed by Assignor if this assignment of Intellectual Property had not been made.

3. Upon Assignee's request, Assignor will promptly take all reasonable actions, including, without limitation, the prompt execution and delivery of documents in recordable form, as may be necessary to vest, secure, perfect, maintain, protect, or enforce the rights and interests of Assignee in and to the Intellectual Property.

Nothing contained herein is intended to or shall be construed to modify, alter, amend, expand, interpret, supersede or otherwise change any of the terms, conditions, covenants, warranties, representations or any other provisions of the Purchase Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment of Intellectual Property to be executed on the date first written above.

SELLER

COMPOSITE TECHNOLOGY CORPORATION
a Nevada corporation

____

Name: ________________________

Title: ________________________

CTC CABLE CORPORATION
a Nevada corporation

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Name: ________________________

Title: ________________________

STRIBOG INC.
a Nevada corporation

____

Name: ________________________

Title: ________________________

CTC RENEWABLES CORPORATION
a Nevada corporation

____

Name: ________________________

Title: ________________________

PURCHASER

CTC ACQUISITION CORP.
a Delaware corporation

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Name: Alexander Okun
Title: President